SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest

Event Reported):  December 31, 2006

WJ COMMUNICATIONS, INC.

(Exact name of registrant as specified in its charter)

Commission file number 000-31337

DELAWARE	94-1402710
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

401 River Oaks Parkway, San Jose, California	95134
(Address of principal executive offices)	(Zip Code)

(408) 577-6200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                             Entry into a Material Definitive Agreement.

Extension of Credit Facility

Effective December 31, 2006, WJ Communications, Inc. (the “Company”) entered into a agreement extending the maturity date from December 21, 2006 to January 21, 2007 of its Amended and Restated Loan and Security Agreement (the “Credit Facility”) between Comerica Bank and the Company dated September 23, 2003 and as amended June 13, 2005, July 12, 2005, September 28, 2005, and December 27, 2005.

The foregoing description of the agreement does not purport to be complete and is qualified in its entirety by reference to the attached copy of the agreement filed herewith as Exhibit 10.1.

Item 9.01                                             Financial Statements and Exhibits.

(d)                               Exhibits

10.1                         Letter agreement between the Company and Comerica Bank regarding the extension of the Credit Facility.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

WJ COMMUNICATIONS, INC.

	By:	/s/ R. Gregory Miller
R. Gregory Miller
Chief Financial Officer
Dated: January 4, 2007